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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Corporate Property Associates 18 – Global Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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April 27, 2015

Notice of Annual Meeting of Stockholders
to be Held Wednesday, June 17, 2015

Dear CPA®:18 – Global Stockholder,

              On Wednesday, June 17, 2015, Corporate Property Associates 18 – Global Incorporated, a Maryland corporation ("CPA®:18 – Global"), will hold its 2015 Annual Meeting of Stockholders (the "Annual Meeting") at CPA®:18 – Global's executive offices, 50 Rockefeller Plaza, New York, New York, 10020. The meeting will begin at 12:00 p.m. local time.

              We are holding the Annual Meeting:

  •
  To consider and vote upon a proposal to elect five Directors to serve until the 2016 annual meeting and until their respective successors are duly elected and qualify;

  •
  To ratify the appointment of PricewaterhouseCoopers LLP as CPA®:18 – Global's Independent Registered Public Accounting Firm for 2015; and

  •
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

              Only stockholders of record who owned stock at the close of business on April 13, 2015 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

              CPA®:18 – Global mailed this Proxy Statement, proxy card and its Annual Report to stockholders on or about April 30, 2015.

By Order of the Board of Directors

SUSAN C. HYDE Managing Director and Secretary

              It is important that your shares be represented and voted at the Annual Meeting, whether or not you attend the Annual Meeting. You may authorize your proxy by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the business reply envelope provided. You may also authorize your proxy by telephone or on the Internet by following the instructions on the enclosed proxy card. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2015:

This Proxy Statement and our Annual Report to stockholders are available at www.proxyvote.com.

CORPORATE PROPERTY ASSOCIATES 18 – GLOBAL INCORPORATED

PROXY STATEMENT
APRIL 27, 2015

QUESTIONS & ANSWERS

              The accompanying proxy is solicited by the Board of Directors of Corporate Property Associates 18 – Global Incorporated, a Maryland corporation, for use at its 2015 annual meeting of stockholders (the "Annual Meeting") to be held on June 17, 2015 at 50 Rockefeller Plaza, New York, New York, 10020 at 12:00 p.m. local time, or any postponement or adjournment thereof. As used herein, "CPA®:18 – Global," the "Company," "we" and "us" refer to Corporate Property Associates 18 – Global Incorporated.

Who is soliciting my proxy?

              The Board of Directors of CPA®:18 – Global is sending you this Proxy Statement and enclosed proxy card.

Who is entitled to vote at the Annual Meeting?

              Stockholders of record of CPA®:18 – Global as of the close of business on April 13, 2015 (the "record date") are entitled to vote at the Annual Meeting or at any postponement or adjournment of the Annual Meeting.

How many shares may vote?

              At the close of business on the record date, CPA®:18 – Global had 100,713,463 Class A shares outstanding and 28,855,572 Class C shares outstanding, all of which were entitled to vote. Every stockholder of both Class A and Class C shares is entitled to one vote for each share held.

How do I vote?

              You may vote your shares either by attending the Annual Meeting or by authorizing a proxy by mail, by telephone or on the Internet. To authorize a proxy, sign and date the enclosed proxy card, and return it in the enclosed envelope, or follow the instructions on the enclosed proxy card for authorizing your proxy by telephone or Internet. If you return your proxy card by mail but fail to mark your voting preference, your shares will be voted FOR each of the nominees listed in Proposal One and FOR the ratification of the appointment of our independent registered public accounting firm in Proposal Two, and in the discretion of the proxy holders if any other matter properly comes before the meeting. We suggest that you return a proxy card even if you plan to attend the Annual Meeting.

May I revoke my proxy?

              Yes, you may revoke your proxy at any time before the meeting by notifying CPA®:18 – Global's Secretary, Susan C. Hyde, in writing or submitting a new proxy card, or by voting in person at the Annual Meeting. The mailing address of CPA®:18 – Global is 50 Rockefeller Plaza, New York, New York 10020. You should mail your notice of revocation of proxy to that address.

Will my vote make a difference?

              Yes. Your vote is needed to ensure that the proposals can be acted upon. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

What is a quorum?

              A quorum is the presence, either in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting. There must be a quorum for the meeting to be held. In accordance with Maryland law, abstentions, withholds, and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. The election inspectors will treat abstentions and broker non-votes as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote.

What vote is needed to approve the election of each of the nominees as Director and the ratification of the appointment of the independent registered public accounting firm?

              The affirmative vote of the holders of a majority of our shares present in person or by proxy at a meeting of stockholders duly called and at which a quorum is present is required to elect a Director. Each share may be voted for as many individuals as there are Directors to be elected. No stockholder shall have the right to cumulative votes. The ratification of PricewaterhouseCoopers LLP's appointment requires the affirmative vote of a majority of the votes cast by shares present in person or represented by proxy at the Annual Meeting, a quorum being present. Unless otherwise required by our Charter or by Maryland law, other proposals must receive the affirmative vote of a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present.

How is my vote counted?

              If you properly execute a proxy card in the accompanying form, and if we receive it prior to voting at the Annual Meeting, the shares that the proxy represents will be voted in the manner specified on the proxy card. If no specification is made, the shares will be voted FOR the nominees for Director and as recommended by our Board of Directors with regard to all other matters in its discretion.

              Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting, who will determine whether or not a quorum is present.

How will voting on stockholder proposals be conducted?

              We do not know of other matters that are likely to be brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, your signed proxy card gives authority to the persons named therein to vote your shares on those matters in accordance with their discretion.

Who will pay the cost for this proxy solicitation and how much will it cost?

              CPA®:18 – Global will pay the cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy card. In addition to the solicitation of proxies by mail, we may utilize some of the officers and employees of our advisor and affiliate, Carey Asset Management Corp., and/or its affiliates (who will receive no compensation in addition to their regular salaries), to solicit proxies personally and by telephone. We intend to retain a solicitation firm, Broadridge Investor Communications Solutions, Inc., to assist in the solicitation of proxies for a fee estimated to be up to $105,000, plus out-of-pocket expenses. We may request banks, brokers, and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

 PROPOSAL ONE

ELECTION OF DIRECTORS

              At the Annual Meeting, you and the other stockholders will elect five Directors, each to hold office until the next Annual Meeting of stockholders and until his or her successor is duly elected and qualifies, except in the event of death, resignation or removal. If a nominee is unavailable for election, the Board of Directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee. No circumstances are presently known that would render the nominees unavailable. Each of the nominees is currently a member of the Board of Directors.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR.

NOMINATING PROCEDURES

              CPA®:18 – Global's Board of Directors has not designated a separate nominating committee. The Board of Directors does not believe that a separate nominating committee is necessary because the full Board of Directors develops and reviews background information for all candidates for the Board of Directors, including those recommended by stockholders. Pursuant to our Charter, the Independent Directors act together to evaluate and nominate other Independent Directors. If there are no Independent Directors at a particular time, then Independent Directors shall be nominated by the full Board of Directors.

              Any stockholders entitled to vote at any regular or special meeting of stockholders may recommend Director candidates for inclusion by the Board of Directors in the slate of nominees that the Board of Directors recommends to stockholders for election. The qualifications of recommended candidates will be reviewed by the Board of Directors. If the Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election as a Director by the stockholders, his or her name will be included in the Proxy Statement and proxy card for the stockholder meeting at which his or her election is recommended.

              Assuming that appropriate biographical and background material is provided for Director candidates recommended by stockholders, the Board of Directors will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board of Directors or by other persons. The process followed by the Board of Directors to identify and evaluate candidates includes requests to Board of Directors members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Board of Directors. The Board of Directors is authorized to retain advisors and consultants and to compensate them for their services. The Board of Directors did not retain any such advisor or consultant for 2014.

              In considering whether to recommend any candidate for inclusion in the Board of Directors' slate of recommended Director nominees, including candidates recommended by stockholders, the Board of Directors will apply the criteria set forth in our Charter and will also consider the candidate's integrity, business acumen, age, experience, diligence, potential conflicts of interest and the ability to act in the interests of all stockholders. The Board of Directors does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of the Directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

              Stockholders may nominate individuals for election to the Board of Directors by complying with the notice procedures set forth in our Bylaws. Please see the section titled "Stockholder Communications" in this Proxy Statement for a description of the notice procedures and the address to which such notice should be sent.

              The nominating stockholder's notice must set forth, as to each individual whom the stockholder proposes to nominate for election or re-election as a Director:

  •
  the name, age, business address and residence address of such individual;

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  the class, series and number of any shares of CPA®:18 – Global stock that are beneficially owned by such individual;

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  the date such shares were acquired and the investment intent of such acquisition; and

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  all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Securities and Exchange Commission ("SEC") Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

              Also, the stockholder giving notice must provide:

  •
  as to such stockholder and any Stockholder Associated Person*, the class, series and number of all shares of CPA®:18 – Global stock that are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person;

  •
  as to such stockholder and any Stockholder Associated Person, the name and address of such stockholder, as they appear on CPA®:18 – Global's stock ledger and current name and address, if different, of such Stockholder Associated Person; and

  •
  to the extent known by such stockholder, the name and address of any other stockholder supporting the nominee for election or re-election as a Director.

              The Board of Directors may require any proposed nominee to furnish such other information as may reasonably be required by CPA®:18 – Global or the Board of Directors to determine the eligibility of such proposed nominee to serve as a Director. The Board of Directors will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis. The chairman of the meeting of stockholders held for purposes of voting on the proposed nominee's election shall, if the facts warrant, determine and declare to the stockholders at such meeting that a nomination was not made in accordance with the foregoing procedures. If the chairman should so determine, he or she shall declare that the defective nomination shall be disregarded.

*
"Stockholder Associated Person" of any stockholder means: (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder; (ii) any beneficial owner of shares of CPA®:18 – Global stock owned of record or beneficially by such stockholder; and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

 NOMINEES FOR THE BOARD OF DIRECTORS

              Unless otherwise specified, proxies will be voted FOR the election of the named nominees.

              Detailed biographical and other information on each nominee for election to the Board of Directors is provided below. Following each nominee's biographical information, we have provided information concerning the particular attributes, experience and/or skills that have led the Board of Directors to determine that each nominee should serve as a Director.

TREVOR P. BOND
Age: 53
DIRECTOR Since: 2012

              Mr. Bond has served as Chief Executive Officer and President since September 2012. He has also served as President and Chief Executive Officer of W. P. Carey Inc. ("WPC"), the parent company of our advisor, since September 2010, having served as Interim Chief Executive Officer since July 2010, and as a Director since April 2007. Mr. Bond has also served as Chief Executive Officer of Corporate Property Associates 17 – Global Incorporated ("CPA®:17 – Global" and, together with CPA®:18 – Global, the "CPA® REITs") since September 2010, having served as Interim Chief Executive Officer since July 2010, as President since October 2012, and as a Director since June 2012. The CPA® REITs are publicly-owned, non-listed real estate investment trusts ("REITs"), sponsored by WPC. Mr. Bond had also served as a Director of Corporate Property Associates 16 – Global Incorporated ("CPA®:16 – Global"), another publicly-owned, non-listed REIT sponsored by WPC, from June 2012 through January 31, 2014, when CPA®:16 – Global merged with and into WPC (the "Merger"). From June 2007 until his appointment as Interim Chief Executive Officer of WPC, Mr. Bond was a member of the Investment Committee of Carey Asset Management Corp., which, together with its affiliates, serves as the advisor to the CPA® REITs. Since September 2010 and May 2014, respectively, Mr. Bond has also served as Chairman of the Board of Directors of Carey Watermark Investors Incorporated ("CWI 1") and Carey Watermark Investors 2 Incorporated ("CWI 2" and, together with CWI 1 and the CPA® REITs, the "Managed REITs"), which is also a publicly owned, non-listed REIT sponsored by WPC. Mr. Bond has been the managing member of a private investment vehicle investing in real estate limited partnerships, Maidstone Investment Co., LLC, since March 2002. He served in several management capacities for Credit Suisse First Boston ("CSFB") from 1992 to 2002, including: co-founder of CSFB's Real Estate Equity Group, which managed approximately $3 billion of real estate assets; founding team member of Praedium Recovery Fund, a $100 million fund managing distressed real estate and mortgage debt; and as a member of the Principal Transactions Group managing $100 million of distressed mortgage debt. Prior to CSFB, Mr. Bond served as an associate to the real estate and finance departments of Tishman Realty & Construction Co. and Goldman Sachs & Co. in New York. Mr. Bond also founded and managed an international trading company from 1985 to 1987 that sourced industrial products in China for U.S. manufacturers. He has also been elected to serve as a member of the 2014 Board of Governors of NAREIT. He is also a member of the Real Estate Roundtable and serves as well on the International Advisory Board of the Harvard Real Estate Academic Initiative. Mr. Bond received an M.B.A. from Harvard University. Mr. Bond's qualifications for service on our Board include his knowledge of our business and our assets gained in his capacity as the Chief Executive Officer, as well as more than 25 years of real estate experience in several sectors, including finance, development, investment and asset management, across a range of property types, as well as direct experience in Asia. As Chief Executive Officer, Mr. Bond makes information and insight about the Company's business directly available to the Directors in their deliberations.

MARSHALL E. BLUME*
Age: 74
Director Since: 2013

              Dr. Blume serves as an Independent Director and as a member of the Audit Committee of the Board of Directors. Dr. Blume has also served as an Independent Director and as a member of the Audit Committee of the Board of Directors of CPA®:17 – Global since June 2008. Dr. Blume had also served as an Independent Director and a member of the Audit Committee of CPA®:16 – Global from June 2011 through the date of the Merger, having previously served in those capacities from June 2009 to July 2010. Dr. Blume had also served as an Independent Director and a member of the Audit Committees of Corporate Property Associates 14 Incorporated ("CPA®:14") from April 2007 to May 2011 and of Corporate Property Associates 15 Incorporated ("CPA®:15") from June 2011 to September 2012. Dr. Blume is the Howard Butcher III Professor, Emeritus, of Financial Management at the Wharton School of the University of Pennsylvania and Director Emeritus of the Rodney L. White Center for Financial Research, also at the Wharton School. Dr. Blume has been associated with the Wharton School since 1967. Dr. Blume is also a partner in Prudent Management Associates, a registered investment advisory firm, since 1982, and Chairman and President of Marshall E. Blume, Inc., a consulting firm, for over 25 years. He is an Associate Editor of the Journal of Fixed Income and the Journal of Portfolio Management. He is currently a member of the Board of Managers of the Measey Foundation, which is dedicated to the support of medical education in the Philadelphia area. He is a member of the Board of Managers, Episcopal Church, Eastern Diocese, and the Financial Economist Roundtable. Dr. Blume is a former trustee of Trinity College (Hartford) and the Rosemont School. Dr. Blume received his S.B. from Trinity College and both his M.B.A. and Ph.D. from the University of Chicago. Dr. Blume's qualifications for service on our Board include his distinguished academic career at a leading educational institution, his expertise in the field of economics and finance and his involvement in several charitable and industry organizations.

ELIZABETH P. MUNSON*
Age: 58
Director Since: 2013

              Ms. Munson serves as an Independent Director and as a member of the Audit Committee of the Board of Directors since April 2013 and as Non-Executive Chairman of our Board of Directors since May 2013, Ms. Munson has also served as an Independent Director and as a member of the Audit Committee of the Board of Directors of CPA®:17 – Global since October 2007. She had also served as an Independent Director and a member of the Audit Committee of CPA®:16 – Global from April 2004 through the date of the Merger and had also served in the same capacities with CPA®:15 from April 2003 to September 2012. Ms. Munson is the Chairman of the Board and President of Rockefeller Trust Company, N.A. and President of, and a Director of The Rockefeller Trust Company (Delaware), having joined those companies in June 2001. Ms. Munson is also a Managing Director of Rockefeller & Co., Inc. Prior to joining Rockefeller, she was a partner in the Private Clients Group of the law firm White & Case LLP from January 1993 to June 2001 and an associate at White & Case LLP from October 1983 to December 1992. Ms. Munson is Chair of the Board of Directors of Lenox Hill Neighborhood House, New York, New York, a member of the Board of Managers, Vice President and Secretary of Sheltering Arms Children and Family Services, Inc., New York, New York, and a member of the Board of Directors and Secretary of Friends of WWB/USA Inc., New York, New York. She is also a member of the Board of Directors of the Cancer Schmancer Foundation, New York, New York. Ms. Munson received her B.A. from Yale College, her J.D. from Harvard Law School and her Masters in Tax Law from New York University School of Law. Ms. Munson's qualifications for service on our Board include her executive experience with a leading investment and wealth management firm, her prior legal experience and her involvement in several charitable organizations.

RICHARD J. PINOLA*
Age: 69
Director Since: 2013

              Mr. Pinola serves as an Independent Director and Chairman of our Audit Committee Mr. Pinola has also served as an Independent Director and member of the Audit Committee of the Board of Directors of CPA®:17 – Global since 2010 (Chairman of the Audit Committee since March 2014), and lead independent director from June 2011 to September 2012. He had also served as an Independent Director and Chairman of the Audit Committee of CPA®:16 – Global from August 2006 through the date of the Merger and as Non-Executive Chairman of the Board of Directors from September 2012, having previously served as lead independent director from June 2011. Mr. Pinola had also served as an Independent Director and a member of the Audit Committee of CPA®:14 from June 2009 to July 2010 and had also served in the same capacities with CPA®:15 from June 2008 to September 2012 (Chairman of the Committee from August 2009 to September 2012). Mr. Pinola served as Chief Executive Officer and Chairman of Right Management Consultants from 1994 through 2004. He served as a Director of that company from 1990 and as CEO from 1992 until Right Management was purchased by Manpower Inc. Prior to joining Right Management Consultants, Mr. Pinola was President and Chief Operating Officer of Penn Mutual Life Insurance Company, an $8 billion diversified financial service firm. He was also a certified public accountant with PriceWaterhouse & Co. (now PricewaterhouseCoopers LLP). Mr. Pinola is a Director of Bankrate.com since June 2011, having previously served in that capacity from October 2004 to September 2009. Mr. Pinola also served as a Director of Kenexa Inc. from June 2005 to December 2012, K-Tron International from 1994 to April 2010 and Nobel Learning Communities from October 2004 to August 2011. He is also on the Boards of the Visiting Nurses Association and King's College. He has also served on the boards of directors of the American Lung Association, Janney Montgomery Scott LLC, the Life Office Management Association and the Horsham Clinic. Mr. Pinola was the Founder and Director of The Living Wills Archive Company and a Founder and board member of the Mutual Association for Professional Services. Mr. Pinola received his B.S. in Accounting from King's College. Mr. Pinola's qualifications for service on our Board include his extensive executive experience, his knowledge of accounting and his involvement in several charitable organizations.

JAMES D. PRICE*
Age: 76
Director Since: 2013

              Mr. Price serves as an Independent Director and as a member of the Audit Committee of the Board of Directors Mr. Price has also served as an Independent Director and a member of the Audit Committee of the Board of Directors of CPA®:17 – Global since October 2007 (Chairman of the Audit Committee from August 2009 to March 2014) and Non-Executive Chairman of the Board of Directors since September 2012. He had also served as an Independent Director and a member of the Audit Committee of CPA®:16 – Global from June 2011 through the date of the Merger. Mr. Price had also served as an Independent Director and a member of the Audit Committee of CPA®:14 from September 2005 to April 2006 and again from December 2006 to May 2011 (having served as Chairman of the Committee since April 2008) and of CPA®:15 from June 2006 to September 2012. Mr. Price has over 40 years in corporate real estate experience in the U.S. and foreign markets, including significant experience in structuring mortgage loans, leveraged leases, credit leases and securitizations involving commercial and industrial real estate. He is the President of Price & Marshall, Inc., a corporate equipment and corporate real estate financing boutique that he founded in 1993. From March 1990 to October 1993, he worked at Bear Stearns & Co., Inc., where he structured and negotiated securitizations of commercial mortgages and corporate financings of real and personal property. From March 1985 to March 1990, he served as a Managing Director at Drexel Burnham Lambert Incorporated and as an Executive Vice President at DBL

*
Independent Director

Realty, its real estate division. He also served in various capacities at Merrill Lynch & Co., including serving as manager of the Private Placement Department from 1970 to 1980, as a founder of Merrill Lynch Leasing, Inc. in 1976 and as Chairman of the Merrill Lynch Leasing, Inc. Investment Committee from 1976 to 1982. He also served on the Board of Advisors of the Harry Ransom Center at the University of Texas in Austin from February 2010 to December 2012. Mr. Price received his B.A. from Syracuse University and his M.B.A. from Columbia University. Mr. Price's qualifications for service on our Board include his extensive experience in corporate real estate financing and sale-leaseback transactions in both the U.S. and foreign markets.

 EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

JOHN D. MILLER
Age: 70

              Mr. Miller joined WPC in 2004 as Vice Chairman of Carey Asset Management and has served as the Company's Chief Investment Officer since April 2013. He has also served in the same capacity with WPC since March 2005 and of CPA®:17 – Global since October 2007. Mr. Miller was a Co-founder of StarVest Partners, L.P., a technology oriented venture capital fund. Mr. Miller continues to retain a Non-Managing Member interest in StarVest. From 1995 to 1998, he served as President of Rothschild Ventures Inc., the private investment unit of Rothschild North America. Prior to joining Rothschild in 1995, he held positions at two private equity firms, CSFB's Clipper group and Starplough Inc., an affiliate of Rosecliff. Mr. Miller previously served in investment positions at the Equitable Capital Management Corporation, including serving as President, Chief Executive Officer, and head of its corporate finance department. He currently serves on the Board of Viggle Inc. and SFX Holding Corp. He received his B.S. from the University of Utah and an M.B.A. from the University of Santa Clara.

CATHERINE D. RICE
Age: 55

              Ms. Rice has served as Chief Financial Officer and as Managing Director since April 2013. She serves in the same capacities with WPC and CPA®:17 – Global since March 2013 and January 2013, respectively. Ms. Rice has also served as Managing Director of CWI 1 and CWI 2 since January 2013 and February 2015, respectively, having previously served as Chief Financial Officer of CWI 1 from March 2013 to March 2015. Ms. Rice has also served on the Board of Managers of Carey Financial since May 2013. Before joining WPC, from January 2010 to January 2013, Ms. Rice was a Managing Partner of Parmenter Realty Partners, a private real estate investor that focuses on distressed and value-add office properties in the Southeast and Southwest regions of the U.S. From November 2002 to March 2009, she was Chief Financial Officer of iStar Financial Inc., a publicly traded finance company focused on the commercial real estate industry that provides custom tailored financing to private and corporate owners of real estate. From April 1999 to October 2002, she was Managing Director in both the financial sponsors group and the real estate investment banking group of Banc of America Securities, based in San Francisco. From May 1996 to March 1999, she was a Managing Director at Lehman Brothers, where she was responsible for the firm's West Coast real estate investment banking effort. She spent the first ten years of her career, from August 1986 to April 1996, with Merrill Lynch in its real estate investment banking group, both in New York and Los Angeles. Ms. Rice received a B.A. degree from the University of Colorado and an M.B.A. degree from Columbia University.

THOMAS E. ZACHARIAS
Age: 61

              Mr. Zacharias has served as our Chief Operating Officer and Managing Director since September 2012 and April 2013, respectively. He has also served as Chief Operating Officer of WPC since March 2005 (as head of the Asset Management Department since April 2002), and as Chief Operating Officer and Managing Director of CPA®:17 – Global since October 2007 and as Chief Operating Officer of CWI 1 and CWI 2 since September 2010 and May 2014, respectively. Prior to joining WPC, Mr. Zacharias was a Senior Vice President of MetroNexus North America, a Morgan Stanley Real Estate Funds Enterprise. Prior to joining MetroNexus in 2000, Mr. Zacharias was a Principal at Lend Lease Development U.S., a subsidiary of Lend Lease Corporation, a global real estate investment management company. Between 1981 and 1998 Mr. Zacharias was a senior officer at Corporate Property Investors, which at the time of its merger into Simon Property Group in 1998 was one of the largest private equity REITs in the United States. Since June 2014, Mr. Zacharias also serves as an independent director of WL Ross Holding Corp., a special purpose acquisition company. He is a member of the Urban Land Institute and NAREIT. Mr. Zacharias received his undergraduate degree, magna cum laude, from Princeton University and a Masters in Business Administration from Yale School of Management.

AUDIT COMMITTEE MATTERS

Audit Committee

              Our Board of Directors has established a standing Audit Committee. The Audit Committee meets on a regular basis at least quarterly and throughout the year as necessary. The Audit Committee's primary function is to assist the Board of Directors in monitoring the integrity of our financial statements, the compliance with legal and regulatory requirements and independence qualifications, and performance of our internal audit function and Independent Registered Public Accounting Firm, all in accordance with the Audit Committee charter. The Directors who serve on the Audit Committee are all "independent" as defined in our Bylaws, the New York Stock Exchange listing standards and applicable rules of the SEC. The Audit Committee is currently comprised of Marshall E. Blume, Elizabeth P. Munson, Richard J. Pinola (Chairman) and James D. Price. Our Board of Directors has determined that Mr. Pinola, an Independent Director, is a "financial expert" as defined in Item 407 of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"). Our Board of Directors has adopted a formal written charter for the Audit Committee, which can be found on our website (www.cpa18global.com) in the "Investor Relations – Corporate Governance" section.

 REPORT OF THE AUDIT COMMITTEE

              The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act or the Exchange Act except to the extent that we incorporate it by specific reference.

              The Audit Committee reports as follows with respect to the audit of CPA®:18 – Global's fiscal 2014 audited financial statements.

              The Audit Committee held four regularly scheduled quarterly meetings and four additional meetings during 2014.

              The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014 with the management of CPA®:18 – Global.

              Management is responsible for the financial reporting process and preparation of the quarterly and annual consolidated financial statements, including maintaining a system of internal controls over financial reporting and disclosure controls and procedures. The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company's outside or external auditors, PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm. The Independent Registered Public Accounting Firm is responsible for auditing the annual consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The Audit Committee reviews the performance of the Company's internal audit function and the qualification of its audit personnel. The Audit Committee does not prepare financial statements or conduct audits.

              The Audit Committee has discussed with the Company's Independent Registered Public Accounting Firm the matters required to be discussed by Statement on Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board, or PCAOB. The Audit Committee has received written disclosures and the letter from the Independent Registered Public Accounting Firm required by the applicable requirements of the PCAOB regarding the Independent Registered Public Accounting Firm's communication with the Committee concerning independence and has discussed with the Independent Registered Public Accounting Firm its independence from CPA®:18 – Global. Based on review and discussions of CPA®:18 – Global's audited financial statements with management and discussions with the Independent Registered Public Accounting Firm, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2014 be included in the Company's Annual Report on Form 10-K for filing with the SEC.

Submitted by the Audit Committee:
Richard J. Pinola, Chairman Marshall E. Blume Elizabeth P. Munson James D. Price

Fees Billed By PricewaterhouseCoopers LLP During Fiscal Years 2014 and 2013

              The following table sets forth the approximate aggregate fees billed to CPA®:18 – Global during fiscal years 2014 and 2013 by PricewaterhouseCoopers LLP, categorized in accordance with SEC definitions and rules.

	2014	2013
Audit Fees(1)	$946,750	$309,812
Audit-Related Fees(2)	72,874	0
Tax Fees(3)	144,649	19,098
All Other Fees	0	0

Total Fees	$1,164,273	$328,910

(1)
Audit Fees: this category consists of fees for professional services rendered for the audits of CPA®:18 – Global's audited 2014 and 2013 financial statements and the review of the financial statements included in the Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30 for each of the 2014 and 2013 fiscal years and other audit services, including SEC registration statement review and the related issuance of comfort letters and consents.

(2)
Audit-Related Fees: This category consists of audit-related services performed by PricewaterhouseCoopers LLP, including SEC registration statement review and the related issuance of comfort letters and consents.

(3)
Tax Fees: this category consists of fees billed to CPA®:18 – Global by PricewaterhouseCoopers LLP for tax compliance and consultation services.

Pre-Approval By Audit Committee

              The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the Independent Registered Public Accounting Firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and is detailed as to the particular service or category of services. The Independent Registered Public Accounting Firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the Independent Registered Public Accounting Firm in accordance with such pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

              If a non-audit service is required before the Audit Committee's next scheduled meeting, the Committee has delegated to its Chairman, Mr. Pinola, the authority to approve such services on its behalf, provided that such action is reported to the Committee at its next meeting.

BOARD'S ROLE IN RISK OVERSIGHT AND ITS LEADERSHIP STRUCTURE

              Our advisor is charged with assessing and managing risks associated with our business on a day-to-day basis. We rely on our advisor's internal processes to identify, manage and mitigate material risks and to communicate with our Board of Directors. The Board of Directors' role is to oversee the advisor's execution of these responsibilities and to assess the advisor's approach to risk management on our behalf. The Board of Directors exercises this role periodically as part of its regular meetings and through meetings of its Audit Committee. The Board of Directors and the Audit Committee receive reports at their regular meetings from representatives of our advisor on areas of material risk to CPA®:18 – Global, including operational, financial, legal, regulatory, strategic and reputational risk, in order to review and understand risk identification, risk management and risk mitigation strategies.

              We maintain separate roles for our Chairman of the Board of Directors and Chief Executive Officer in recognition of the differences between the two roles. Our Chief Executive Officer, who is also the Chief Executive Officer of our advisor, has the general responsibility for implementing our policies and for the management of our business and affairs, while our Non-Executive Chairman of the Board, Elizabeth P. Munson, one of our independent directors, presides over meetings of the full Board of Directors and, when necessary, acts as the primary liaison between our Independent Directors and our advisor. Our Independent Directors meet regularly in executive session and maintain an open line of communication with our Chief Executive Officer. Our Board appointed Ms. Munson as Non-Executive Chairman of the Board of Directors in May 2013. Our Board believes that Ms. Munson is well-suited for her role as Chairman based on her extensive board and executive level experience.

BOARD MEETINGS AND DIRECTORS' ATTENDANCE

              There were four regular Board of Directors meetings, four additional Board of Directors meetings, and eight Audit Committee meetings held in 2014, and each Director attended at least seventy-five percent of the aggregate Audit Committee meetings and Board meetings held during the year. The Board of Directors of CPA®:18 – Global does not have standing nominating or compensation committees. Although there is no specific policy regarding Director attendance at meetings of stockholders, Directors are invited and encouraged to attend. All of our Directors attended the 2014 annual meeting of stockholders held on June 18, 2014.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS – FISCAL 2014

              We have no employees. Day-to-day management functions are performed by our advisor. During 2014, we did not pay any compensation to our Executive Officers. We have not paid, and do not intend to pay, any annual compensation to our Executive Officers for their service as officers. In addition, we do not reimburse our advisor for compensation or benefits paid to our Executive Officers, however, we reimburse our advisor for the services of personnel other than our Executive Officers. Please see the section titled "Certain Relationships and Related Transactions" for a description of the contractual arrangements between us and our advisor and its affiliates.

              In 2014, CPA®:18 – Global's Board of Directors retained FPL Associates, a compensation consulting firm that also acted as the independent compensation consultant to the Compensation Committee of the Board of Directors of WPC and the Boards of Directors of CPA®:17 – Global and CWI 1 during 2014, to conduct a peer group analysis on director compensation programs, to provide information and observations regarding current pay practices, and to provide its recommendations for the director compensation program of CPA®:18 – Global, as well as any other active CPA® REITs, based on its evaluation and analysis. Based on the recommendations of FPL Associates, our Board of Directors determined to maintain their compensation at its existing level. CPA®:18 – Global and the other active CPA® REITs pay to each of their respective Directors who are not officers an aggregate annual cash retainer of $100,000 and an aggregate annual grant of $50,000 of shares of common stock (valued based upon the most recently published net asset value per share ("NAV") or, if the NAV has not yet been published, the current offering price), in each case allocated among the active CPA® REITs. For CPA®:18 – Global, Class A shares are granted to the Directors. For 2014, the active CPA® REITs were CPA®:16 – Global (through the date of its merger with WPC in January 2014), CPA®:17 – Global and CPA®:18 – Global. In addition, the Chairman of our Audit Committee in 2014, Mr. Pinola, received an annual cash retainer of $10,000 during the year. Mr. Bond did not receive compensation for serving as a Director during 2014.

2014 Director Compensation Table

Director	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Marshall E. Blume	$45,833	$25,000	$434	$71,267
Elizabeth P. Munson	45,833	25,000	434	71,267
Richard J. Pinola	55,833	25,000	434	81,267
James D. Price	45,833	25,000	434	71,267

	$193,332	$100,000	$1,736	$295,068

(1)
Amounts in the "Stock Awards" column reflect the aggregate grant date fair value of awards of shares of our Class A common stock granted for 2014, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, related to the annual grant of shares of our Class A common stock on July 1, 2014. The grant date fair values of awards were calculated by multiplying the number of shares granted by our public offering price, since there was no NAV, less discounts.

(2)
All Other Compensation reflects dividends paid during 2014 on the stock awards set forth in the table.

BOARD REPORT ON EXECUTIVE COMPENSATION

              SEC regulations require the disclosure of the compensation policies applicable to Executive Officers in the form of a report by the compensation committee of the Board of Directors (or a report of the full Board of Directors in the absence of a compensation committee). As noted above, CPA®:18 – Global has no employees, paid no direct compensation and made no executive compensation decisions during 2014. As a result, CPA®:18 – Global has no compensation committee, and the Board of Directors has not considered a compensation policy for employees and has not included a report with this Proxy Statement. Pursuant to the advisory agreement, CPA®:18 – Global reimbursed our advisor for CPA®:18 – Global's proportional share of the cost incurred during 2014 by the advisor and other affiliates of WPC in paying for expenses related to personnel other than our Executive Officers. Please see the section titled "Certain Relationships and Related Transactions" for details regarding reimbursements to WPC and its affiliates of personnel expenses pursuant to the advisory agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

              As noted above, CPA®:18 – Global's Board of Directors has not appointed a compensation committee. None of the members of CPA®:18 – Global's Board of Directors are involved in a relationship requiring disclosure as an interlocking Executive Officer/Director, under Item 404 of Regulation S-K, or as a former officer or employee of CPA®:18 – Global.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              "Beneficial Ownership" as used herein has been determined in accordance with the rules and regulations of the SEC and is not to be construed as a representation that any of such shares are in fact beneficially owned by any person. We know of no stockholder who beneficially owned more than 5% of the outstanding shares.

              The following table shows how many shares of CPA®:18 – Global's Class A common stock were owned, as of March 31, 2015, by the Directors and Named Executive Officers, which under SEC Regulations consists of our Chief Executive Officer and our Chief Financial Officer. Directors and Named Executive Officers who owned no shares are not listed in the table. The business address of the Directors and Named Executive Officers listed below is the address of our principal executive office, 50 Rockefeller Plaza, New York, NY 10020.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Marshall E. Blume	4,812	*
Elizabeth P. Munson	4,843	*
Richard J. Pinola	4,812	*
James D. Price	4,812	*
All Directors and Executive Officers as a Group (8 Individuals)	19,279	*

*
Less than 1%

CODE OF ETHICS

              CPA®:18 – Global's Board of Directors has adopted a Code of Ethics that sets forth the standards of business conduct and ethics applicable to all of our officers, including our Executive Officers and Directors. This code is available on the Company's website (www.cpa18global.com) in the "Investor Relations – Corporate Governance" section. We also intend to post amendments to or waivers from the Code of Ethics at this location on the website.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

              Trevor P. Bond is a member of our Board of Directors and the Chief Executive Officer, President and a Director of WPC, the parent company of our advisor. During 2014, we retained our advisor to provide advisory services in connection with identifying, evaluating, negotiating, financing, purchasing and disposing of investments, to perform day-to-day management services and certain administrative duties for us pursuant to the advisory agreement. The advisor earns asset management and other fees, and an affiliate of the advisor holds a membership interest in our operating partnership subsidiary entitling the affiliate to certain cash distributions. Prior to 2015, asset management fees were payable in cash or shares of our Class A common stock at the option of the advisor. Beginning in 2015, such fees are payable in cash or shares of our Class A common stock at our option, after consultation with the advisor.

              During 2014, we paid the advisor $2.3 million in asset management fees through the issuance of our Class A common stock. Our operating partnership paid $1.8 million in distributions of available cash to an affiliate of our advisor pursuant to the operating partnership agreement of our operating partnership.

              In addition, in return for performing services related to CPA®:18 – Global's investment acquisitions, the advisor is paid acquisition fees, a portion of which is payable upon acquisition of investments for making of such investments or for the development or construction of properties (the "initial acquisition fee") with the remainder subordinated to a preferred return threshold (the "subordinated acquisition fee"). In connection with the acquisition of long-term net lease investments, we incurred current and deferred acquisition fees of $25.1 million and $20.1 million, respectively, during 2014. During 2014, we made payments of deferred acquisition fees to our advisor totaling $5.3 million. Unpaid installments of deferred acquisition fees (including interest), which totaled $17.5 million at December 31, 2014, are included in due to affiliates in our consolidated financial statements.

              The advisor may also receive subordinated disposition fees for services provided in connection with CPA®:18 – Global's liquidation subject to certain conditions. Pursuant to the subordination provisions of the advisory agreement, the disposition fees may be paid only if the applicable preferred return criterion has been achieved through the end of the prior fiscal quarter. Payment of such amount, however, cannot be made until the subordination provisions are met. To the extent that subordinated disposition fees are not paid on a current basis due to the foregoing limitation, the unpaid fees will be due and paid at such time as the limitation has been satisfied, together with interest from the time of disposition of the investment to which they relate, at the rate of 5%. We did not incur any subordinated disposition fees during 2014.

              CPA®:18 – Global is liable for expenses incurred in connection with the offering of its securities. We closed our initial public offering on April 2, 2015. Offering expenses are deducted from the gross proceeds of CPA®:18 – Global's public offering. Total organization and offering expenses, including underwriting compensation, must not exceed 15% of the gross proceeds of CPA®:18 – Global's offering. Pursuant to the dealer manager agreement between Carey Financial, LLC ("Carey Financial"), an affiliate of WPC, and CPA®:18 – Global, Carey Financial receives selling commissions of $0.70 and $0.14 per share sold and a dealer manager fee of $0.30 and $0.21 per share sold for the Class A and Class C common stock, respectively. Carey Financial will also receive an annual distribution and shareholder servicing fee in connection with sales of our Class C common stock. The amount of the shareholder servicing fee will be 1.0% of the selling price per share (or, once reported, the amount of our estimated NAV per share) for the Class C common stock in our initial public offering. The shareholder servicing fee accrues daily and is payable quarterly in arrears. We will no longer incur the shareholder servicing fee beginning on the date at which, in the aggregate, underwriting compensation from all sources, including the shareholder servicing fee, any organizational and offering fee paid for underwriting and underwriting compensation paid by WPC and its affiliates, equals 10.0% of the gross proceeds from our initial public offering, which we have not yet reached. The shareholder servicing fee for the year ended December 31, 2014 was $0.8 million. Carey Financial re-allows all selling commissions to selected dealers participating in the offering and may re-allow all or a portion of the dealer manager fee to selected dealers as an additional commission in certain cases. Total underwriting compensation paid in connection with this offering, including selling commissions, the dealer manager fee and reimbursements made by Carey Financial to selected dealers, must not exceed the limitations prescribed by the Financial Industry Regulatory Authority, Inc. ("FINRA"). The limit on underwriting compensation is currently 10% of gross offering proceeds. CPA®:18 – Global also reimburses Carey Financial for reasonable bona fide due diligence expenses, which are supported by a detailed and itemized invoice. CPA®:18 – Global reimburses its advisor or one of its affiliates for other organization and offering expenses (including, but not limited to, registration fees paid to the SEC, FINRA, and state regulatory authorities, issuer legal expenses, advertising, sales literature, fulfillment, escrow agent, transfer agent, personnel costs associated with preparing the registration and offering of CPA®:18 – Global's stock). Our advisor agrees to be responsible for the payment of organization and offering expenses (excluding selling commissions and dealer manager fees) that exceed 1.5% of the gross offering proceeds. The total costs paid by our advisor and its affiliates in connection with the offering of our securities were $8.1 million through December 31, 2014, of which $7.9 million had been reimbursed as of December 31, 2014. The advisory agreement provides that, for any four trailing quarters (with quoted variables as defined in the advisory agreement), "operating expenses" may not exceed the greater of 2% of our "average invested assets" or 25% of our "adjusted net income." For the year ended December 31, 2014, our operating expenses were below the 2%/25% threshold.

              We own interests in property-owning entities ranging from 50% to 80%, with the remaining interests held by CPA®:17 – Global.

              Because we do not have our own employees, the advisor employs, directly and through its affiliates, officers and other personnel to provide services to us, including our Executive Officers. During 2014, $0.1 million was paid to the advisor or its affiliates to cover personnel expenses, which amount includes both cash compensation and employee benefits, but excludes amounts paid by the advisor to the Executive Officers (which are not reimbursable by us). In addition, pursuant to our amended and restated advisory agreement, we pay our proportionate share, based on gross revenues, of office rental expenses and of certain other overhead expenses. Our share of office rental expenses for 2014 was less than $0.1 million.

              In January 2013, WPC agreed to make available to us up to $100.0 million in loans, in the aggregate, at a rate equal to the rate at which WPC is able to borrow funds under its existing credit facility, for the purpose of facilitating acquisitions approved by our investment committee that we might not otherwise have sufficient available funds to complete. Any such loans will be made solely at the discretion of the management of WPC. We did not borrow any funds from WPC during the year ended December 31, 2014 nor did we have any amounts outstanding at December 31, 2014.

Policies and Procedures With Respect to Related Party Transactions

              All of the transactions that we enter into with related persons, such as our Directors, Officers, and their immediate family members, must be, after disclosure of such affiliation, approved or ratified by a majority of our Directors (including a majority of Independent Directors) who are not otherwise interested in the transaction. In addition, such Directors and Independent Directors must determine that (i) the transaction is in all respects on such terms as, at the time of the transaction and under the circumstances then prevailing, fair and reasonable to our stockholders, and (ii) the terms of such transaction are at least as favorable as the terms then prevailing for comparable transactions made on an arm's-length basis. In addition, our Charter provides that we may purchase or lease assets from WPC, our advisor, our Directors or affiliates of any of the foregoing if a majority of our Directors (including a majority of Independent Directors) not otherwise interested in the transaction determines that: (a) such transaction is fair and reasonable to us and at a price equal to the cost of the asset to WPC, our advisor, our Directors or their affiliates, or (b) if the price to us is in excess of such cost, that there is a substantial justification for such excess and such excess is reasonable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Section 16(a) of the Exchange Act requires that our Directors, Executive Officers and any persons who are the beneficial owners of more than 10% of our shares file reports of their ownership and changes in ownership of our shares with the SEC and to furnish us with copies of all such Section 16 reports that they file. Based upon a review of the copies of such reports furnished to us as filed with the SEC and other written representations that no other reports were required to be filed during the year, we believe that our Directors and Executive Officers were in compliance with the reporting requirements of Section 16(a) during 2014 and know of no stockholder who beneficially owned more than 10% of our stock.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              From CPA®:18 – Global's inception, we have engaged the firm of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm. The Audit Committee has approved the engagement of PricewaterhouseCoopers LLP as the Company's auditors for 2015. PricewaterhouseCoopers LLP also serves as auditor for each of WPC, CPA®:17 – Global, CWI 1 and CWI 2, and served as the auditor for CPA®:16 – Global through the date of its merger with WPC in January 2014. A representative of PricewaterhouseCoopers LLP will be available at the Annual Meeting to make a statement, if he or she desires to do so, and to respond to appropriate questions from stockholders.

              Although stockholder ratification of PricewaterhouseCoopers LLP's appointment is not required by our charter, the Bylaws, or otherwise, the Board of Directors is submitting the ratification of PricewaterhouseCoopers LLP's appointment for the year 2015 to the Company's stockholders. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for the year 2015, but will not be obligated to terminate the appointment. Even if the stockholders ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee in its discretion may direct the appointment of a different Independent Registered Public

Accounting Firm at any time during the year if the committee determines that such a change would be in the Company's interests.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL TWO.

STOCKHOLDER COMMUNICATIONS

              The Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters and subject to any required assistance or advice from legal counsel, Ms. Susan C. Hyde, Secretary, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Directors as she considers appropriate. This monitoring process has been approved by our Independent Directors.

              We must receive at our principal executive offices any proposal that a stockholder intends to present at CPA®:18 – Global's 2016 Annual Meeting no later than January 1, 2016 in order to be included in CPA®:18 – Global's Proxy Statement and form of proxy relating to the 2016 Annual Meeting pursuant to SEC Rule 14a-8 under the Exchange Act.

              In addition, nominations by stockholders of candidates for director or proposals of other business by stockholders, whether or not intended to be included in our proxy materials, must be submitted in accordance with our Bylaws in order to be considered at our 2016 Annual Meeting. Our Bylaws currently provide that, in order to bring any business or nominations before an annual meeting of stockholders, the stockholder must give timely notice of such nomination or proposal in writing to the Secretary of CPA®:18 – Global. To be timely, a stockholder's notice must contain all the information set forth in Section 11 of Article II of our Bylaws and be delivered to the Secretary of CPA®:18 – Global at the principal executive offices of CPA®:18 – Global not earlier than 150 days nor later than 5:00 p.m., New York City Time, on the 120th day prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting (unless the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, in which case the notice must be delivered to our Secretary not earlier than 150 days prior to the date of the annual meeting and not later than 5:00 p.m., New York City Time, on the later of the 120th day prior to the date of the annual meeting or the tenth day following the day on which public announcement of the date of the meeting is first made). Accordingly, under our current Bylaws, a stockholder nomination or proposal intended to be considered at the 2016 Annual Meeting must be received by us no earlier than December 2, 2015 and not later than January 1, 2016. Our Secretary will provide a copy of our Bylaws upon written request and without charge.

              Stockholders and other interested persons who wish to send communications on any topic to the Board of Directors should address such communications in care of Ms. Susan C. Hyde, Secretary, Corporate Property Associates 18 – Global Incorporated, 50 Rockefeller Plaza, New York, NY 10020.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date w SCAN TO VIEW MATERIALS & VOTE CORPORATE PROPERTY ASSOCIATES 18 - GLOBAL INCORPORATED ATTN: INVESTOR RELATIONS 50 ROCKEFELLER PLAZA FL 2 NEW YORK, NY 10020 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. M93127-P66521 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. CORPORATE PROPERTY ASSOCIATES 18 - GLOBAL INCORPORATED For All Withhold All For All Except The Board of Directors recommends you vote FOR the following Directors to serve until the 2016 annual meeting: ! ! ! 1. Election of Directors Nominees: 01) Dr. Marshall E. Blume 02) Trevor P. Bond 03) Elizabeth P. Munson 04) Richard J. Pinola 05) James D. Price The Board of Directors recommends that you vote FOR the following proposal: For Against Abstain ! ! ! 2. Ratification of Appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for 2015. NOTE: Such other matters as may properly come before the meeting at the discretion of the proxy holders. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. M93128-P66521 CORPORATE PROPERTY ASSOCIATES 18 - GLOBAL INCORPORATED Annual Meeting of Stockholders June 17, 2015 This proxy is solicited by the Board of Directors The undersigned stockholder of Corporate Property Associates 18 - Global Incorporated, a Maryland corporation (the "Company"), appoints Thomas E. Zacharias and Susan C. Hyde, and each of them, with full power of substitution, as proxy to attend the Annual Meeting of Stockholders of the Company to be held at Corporate Property Associates 18 - Global Incorporated's executive offices, 50 Rockefeller Plaza, New York, New York 10020, on June 17, 2015, at 12:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. Continued and to be signed on reverse side